UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): June 14, 2007

GEOPHARMA, INC.

(Exact name of registrant as specified in charter)

Florida	001-16185	59-2600232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Bryan Dairy Road, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 544-8866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 14, 2007, GeoPharma, Inc. announced that it had acquired EZ-Med Technologies, Inc. (“EZ-Med”), a manufacturer of a patented soft-textured chew technology. EZ-Med, founded in 1997 by Edwin Christensen, the original patent holder of Kibbles & Bits® dog food, will operate as a wholly-owned subsidiary of GeoPharma. GeoPharma anticipates that EZ-Med operations will be consolidated within the next three months into GeoPharma’s Largo, Florida manufacturing facilities.

GeoPharma’s press release is attached hereto as exhibit 99.1. This information is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

Exhibit 99.1	Press release dated June 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPHARMA, INC.

Date: June 14, 2007	/s/ Mihir K. Taneja
Mihir K. Taneja,
Chief Executive Officer

/s/ Carol Dore-Falcone
Carol Dore-Falcone,
Vice President and Chief Financial Officer